UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

NV ENERGY, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2012.

NV ENERGY, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 19, 2012

Date: May 10,Time2012 Time: 8:00 a.m.

Location: NV Energy office

6100 Neil Road Reno, NV 89511

NV ENERGY, INC. ATTN: SHAREHOLDER RELATIONS MAIL STATION 51 P.O. BOX 98910 LAS VEGAS, NV 89151

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See proxy the materials reverse side and of voting this notice instructions. to obtain

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT

ANNUAL REPORT

How to View Online:

Have available the information that is printed in the box marked by the arrow XXXX XXXX XXXX (locatedon the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge forrequesting a copy. Please choose one of the following methods to make your request:

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www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have available the information that is printed in the box marked by the arrow XXXX XXXX XXXX and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board recommends that you vote for each of

the director nominees in Proposal 1, and in favor of

Proposals 2, 3 and 4.

1. To elect as director 10 nominees named in the proxy

2. To approve our executive compensation on an

statement to serve one-year terms and until their

advisory basis. successors are elected and qualified.

The persons listed below have been nominated.

3. To approve amendment and restatement of our

1a. Joseph B. Anderson, Jr. Non-Employee Director Stock Plan.

1b. Glenn C. Christenson

4. To ratify the appointment of Deloitte & Touche LLP as

our independent registered public accounting firm for fiscal year 2012.

1c. Susan F. Clark

1d. Stephen E. Frank NOTE: With discretionary authority to vote upon such other business as may properly come before the meeting.

1e. Brian J. Kennedy

1f. Maureen T. Mullarkey

1g. John F. O’Reilly

1h. Philip G. Satre

1i. Donald D. Snyder

1j. Michael W. Yackira

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